UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4254

Legg Mason Partners Income Funds
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Fl.
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31,
Date of reporting period: July 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Legg Mason Partners
Municipal High Income Fund

A N N U A L   R E P O R T

JULY 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Legg Mason Partners Municipal High Income Fund

Annual Report • July 31, 2006

What’s Inside
	Letter from the Chairman	I
	Manager Overview	1
	Fund at a Glance	4
	Fund Expenses	5
	Fund Performance	7
	Historical Performance	8
	Schedule of Investments	9
	Statement of Assets and Liabilities	22
	Statement of Operations	23
Fund Objective The Fund seeks to maximize current income exempt from regular federal income tax by investing under normal market conditions at least 80% of the value of its net assets, plus any borrowings, for investment purposes, in intermediate-term and long-term municipal securities rated medium investment-grade, low investment- grade or below investment-grade by a nationally recognized statistical rating organization or if unrated, of comparable quality.	Statements of Changes in Net Assets	24
	Financial Highlights	25
	Notes to Financial Statements	28
	Report of Independent Registered Public Accounting Firm	39
	Board Approval of Management and Subadvisory Agreements	40
	Additional Information	43
	Important Tax Information	46

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the one-year reporting period. After expanding 3.3% in the second quarter of 2005, third quarter gross domestic product (“GDP”)[i] advanced 4.1%. GDP growth then slipped to 1.7% in the fourth quarter. This marked the first quarter in which GDP growth did not surpass 3.0% in nearly three years. However, as expected, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. The economic turnaround was prompted by both strong consumer and business spending. In the second quarter of 2006, GDP growth was a more modest 2.9%, according to the Commerce Department’s preliminary estimate. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates eight times during the period. Since it began its tightening campaign in June 2004, the Fed increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. However, after the reporting period ended, the Fed paused from raising rates in August. In its official statement, the Fed said “...the Committee judges that some inflation risks remain. The extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Legg Mason Partners Municipal High Income Fund	I

Both short- and long-term yields rose over the reporting period, causing the overall bond market to post only a modest gain. During the 12 months ended July 31, 2006, two-year Treasury yields increased from 4.02% to 4.97%. Over the same period, 10-year Treasury yields moved from 4.28% to 4.99%. Short-term rates rose in concert with the Fed’s repeated rate hikes, while long-term rates rose on fears of mounting inflationary pressures. Looking at the municipal market, yields of both two- and 10-year securities also rose over the reporting period.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

II	Legg Mason Partners Municipal High Income Fund

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 30, 2006

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

Legg Mason Partners Municipal High Income Fund	III

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Manager Overview

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

The Fund was formerly known as Smith Barney Municipal High Income Fund.

Q.  What were the overall market conditions during the Fund’s reporting period?

A. Despite a variety of significant headwinds, the municipal bond market generated positive returns during the one-year period ended July 31, 2006, and outperformed the overall taxable bond market. Over that period, the Lehman Brothers Municipal Bond Indexi gained 2.55%, while the Lehman Brothers U.S. Aggregate Indexii returned 1.46%.

Over the last year, the bond market has been impacted by a strong economy, numerous inflationary pressures, and continued rate hikes by the Federal Reserve Board (“Fed”)iii. To gain some perspective on how far we’ve come in terms of interest rates, consider the following; In May 2004, the federal funds rateiv, a barometer of short-term interest rates, was a mere 1.00%, its lowest level in more than 40 years. This was due, in part, to the Fed’s attempt to stimulate the economy in the aftermath of September 11th.

Then, in June 2004, the economy appeared to be on solid footing and the Fed officially ended its accommodative monetary policy by instituting its first rate hike in four years, bringing the federal funds rate from 1.00% to 1.25%. At that time, the Fed telegraphed what it had in mind for short-term rates as it said, “policy accommodation can be removed at a pace that is likely to be measured.” The Fed was certainly true to its word, as it instituted 17 straight 0.25% rate hikes and the federal funds rate was 5.25% at the end of the reporting period.

Given the solid economy and rising rate environment, both short- and long-term Treasury yields rose over the reporting period. During the 12 months ended July 31, 2006, two-year Treasury yields increased from 4.02% to 4.97%. Over the same period, 10-year Treasury yields moved from 4.28% to 4.99%. During the reporting period, both

Legg Mason Partners Municipal High Income Fund 2006 Annual Report	1

two- and 10-year municipal yields also rose, albeit to a lesser extent than equal durationv Treasuries. This, coupled with improving balance sheets in many states, helped municipal securities to outperform taxable bonds over the last year.

Performance Review

For the 12 months ended July 31, 2006, Class A shares of the Legg Mason Partners Municipal High Income Fund, excluding sales charges, returned 9.40%. These shares outperformed the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, which returned 2.55% for the same period. The Lipper High Yield Municipal Debt Funds Category Average1 increased 4.59% over the same time frame.

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of July 31, 2006 (excluding sales charges) (unaudited)
	6 Months	12 Months
Municipal High Income Fund — Class A Shares	4.96%	9.40%
Lehman Brothers Municipal Bond Index	1.20%	2.55%
Lipper High Yield Municipal Debt Funds Category Average	2.80%	4.59%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned 4.70% and Class C shares returned 4.66% over the six months ended July 31, 2006. Excluding sales charges, Class B shares returned 8.86% and Class C shares returned 8.74% over the12 months ended July 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended July 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 82 funds for the six-month period and among the 81 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended July 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 81 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Partners Municipal High Income Fund 2006 Annual Report

Q.	What were the most significant factors affecting Fund performance? What were the leading contributors to performance?

A. During the period, lower rated municipal bonds outperformed their higher quality counterparts. As a result, the Fund’s exposure to high yield, lower quality securities enhanced results. In particular, our security selection in the healthcare sector was beneficial to performance. A number of the Fund’s holdings were pre-refunded during the period, also boosting returns. Finally, our defensive posture, which included the use of hedging, aided the Fund’s returns

What were the leading detractors from performance?

A. Based on our analysis of the market, we chose not to overweight more speculative areas of the market, such as the airline and tobacco sectors. However, these more speculative securities outperformed over the period and served to detract from performance.

Q.  Were there any significant changes to the Fund during the reporting period?

A.    There were no significant changes during the reporting period.

Thank you for your investment in the Legg Mason Partners Municipal High Income Fund. As ever, we appreciate that you have chosen us to manage your assets and were main focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 25, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. A significant portion of portfolio holdings may be invested in lower quality securities, which present greater risk of loss of principal and interest than higher-rated securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.
[i]	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
ii

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
[v]	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Legg Mason Partners Municipal High Income Fund 2006 Annual Report	3

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Hospital

Housing: Multi-Family

Life Care Systems

Miscellaneous

Pre-Refunded

Pollution Control

General Obligation

Other

0.0%

15.0%

5.0%

10.0%

20.0%

July 31, 2006

Education

Industrial Development

Transportation

Utilities

Tobacco

Public Facilities

Tax Allocation

15.5%

4.2%

6.6%

14.3%

10.3%

4.0%

3.4%

3.4%

8.5%

8.2%

7.6%

4.4%

4.2%

3.2%

2.2%

4	Legg Mason Partners Municipal High Income Fund 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2006 and held for the six months ended July 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Ren Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	4.96%	$1,000.00	$1,049.60	0.83%	$4.22
Class B	4.70	1,000.00	1,047.00	1.33	6.75
Class C	4.66	1,000.00	1,046.60	1.41	7.15
(1)	For the six months ended July 31, 2006.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Municipal High Income Fund 2006 Annual Report	5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or backend sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.68	0.83%	$4.16
Class B	5.00	1,000.00	1,018.20	1.33	6.66
Class C	5.00	1,000.00	1,017.80	1.41	7.05
(1)	For the six months ended July 31, 2006.
(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6	Legg Mason Partners Municipal High Income Fund 2006 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)
	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 7/31/06	9.40%	8.86%	8.74%
Five Years Ended 7/31/06	5.12	4.60	4.55
Ten Years Ended 7/31/06	5.00	4.47	4.41
Inception* through 7/31/06	5.38	6.41	5.37

	With Sales Charges(3)
	Class A	Class B	Class C
Twelve Months Ended 7/31/06	5.00%	4.36%	7.74%
Five Years Ended 7/31/06	4.26	4.44	4.55
Ten Years Ended 7/31/06	4.58	4.47	4.41
Inception* through 7/31/06	5.07	6.41	5.37

Cumulative Total Returns(1) (unaudited)

	Without Sales Charges(2)
Class A (7/31/96 through 7/31/06)		62.93%
Class B (7/31/96 through 7/31/06)		54.88
Class C (7/31/96 through 7/31/06)		53.90
(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charges of 4.00%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B and C shares are November 6, 1992, September 16, 1985 and November 17, 1994, respectively.

Legg Mason Partners Municipal High Income Fund 2006 Annual Report	7

7/96

7/97

7/98

7/99

7/00

7/01

7/02

7/03

7/04

7/05

$25,000

20,000

15,000

10,000

0

$17,607

Legg Mason Municipal High Income Fund – Class B Shares

Lehman Brothers Municipal Bond Index

Value of $10,000 Invested in Class B Shares of the Legg Mason Partners Municipal High
Income Fund vs. Lehman Brothers Municipal Bond Index† (July 1996 – July 2006)

Historical Performance (unaudited)

5,000

7/06

$15,488

†

Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1996, assuming reinvestment of distributions, including returns of capital, if any, at net asset value through July 31, 2006. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of bonds which are all investment-grade, fixed-rate, long-term maturities (greater than one year) and are selected from issues larger than $50 million dated since January 1991. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class B shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

8	Legg Mason Partners Municipal High Income Fund 2006 Annual Report

Schedule of Investments (July 31, 2006)
LEGG MASON PARTNERS MUNICIPAL HIGH INCOME FUND

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 95.8%
Alabama — 1.0%
$2,980,000	AAA	Baldwin County, AL, Board of Education, AMBAC-Insured,
		5.000% due 6/1/26	$3,077,208
1,750,000	NR	Capstone Improvement District of Brookwood, AL, Series A,
		7.700% due 8/15/23 (a)	245,000

		Total Alabama	3,322,208

Alaska — 2.1%
2,300,000	NR	Alaska Industrial Development & Export Authority Revenue, Williams
		Lynxs Alaska Cargoport, 8.125% due 5/1/31 (b)	2,456,193
		Alaska State Housing Financial Corp., General Housing, Series B,
		MBIA-Insured:
1,500,000	AAA	5.250% due 12/1/25	1,591,215
3,000,000	AAA	5.250% due 12/1/30	3,157,770

		Total Alaska	7,205,178

Arizona — 2.9%
1,500,000	AA	Arizona Agriculture Improvement & Power District, Electric Systems
		Revenue, Salt River Project, Series A, 5.000% due 1/1/37	1,559,295
2,900,000	A-	Arizona Health Facilities Authority Revenue, Catholic Healthcare West,
		Series A, 6.625% due 7/1/20	3,182,344
3,500,000	NR	Casa Grande, AZ, IDA, Hospital Revenue, Casa Grande Regional
		Medical Center, Series A, 7.625% due 12/1/29	3,867,220
1,100,000	BBB-	Pima County, AZ, IDA, Series A, Educational Revenue, Noah Webster
		Basic, 6.125% due 12/15/34	1,093,312

		Total Arizona	9,702,171

Arkansas — 1.6%
		Arkansas State Development Financing Authority:
4,000,000	BBB	Hospital Revenue, Washington Regional Medical Center,
		Call 2/1/10 @ 100, 7.375% due 2/1/29 (c)	4,454,120
1,000,000	BB	Industrial Facilities Revenue, Potlatch Corp. Projects, Series A,
		7.750% due 8/1/25 (b)	1,127,790

		Total Arkansas	5,581,910

California — 10.5%
6,000,000	NR	Barona, CA, Band of Mission Indians, GO, 8.250% due 1/1/20	6,217,980
		California State Department of Water Resources & Power Supply
		Revenue, Series A:
5,000,000	AAA	AMBAC-Insured, Call 5/1/12 @ 101, 5.500% due 5/1/16 (c)	5,493,950
5,000,000	AAA	MBIA-IBC-Insured, Call 5/1/12 @ 101, 5.375% due 5/1/21 (c)	5,461,900
		California Statewide CDA Revenue:
1,000,000	A	East Campus Apartments LLC, Series A, 5.625% due 8/1/34	1,042,530
2,500,000	NR	East Valley Tourist Project, Series A, 9.250% due 10/1/20	2,741,450

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2006 Annual Report	9

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

California — 10.5% (continued)
$2,000,000	AAA	Glendale, CA, Electric Works Revenue, Series 2003, MBIA-Insured,
		5.000% due 2/1/32	$2,055,780
		Golden State Tobacco Securitization Corp., CA, Tobacco
		Settlement Revenue:
2,000,000	BBB	Series 2003-A-1, 6.750% due 6/1/39	2,245,620
3,150,000	BBB	Series 2003-A-5, 7.875% due 6/1/42	3,803,720
1,000,000	AAA	Los Angeles, CA, USD GO, Series A, MBIA-Insured,
		5.250% due 7/1/19	1,069,190
		State of California, GO:
220,000	A+	Prerefunded, Call 4/1/14 @100, 5.500% due 4/1/30 (c)	243,258
1,780,000	A+	Unrefunded Balance, 5.500% due 4/1/30	1,913,251
3,000,000	Ba2(d)	Vallejo, CA, COP, Touro University, 7.375% due 6/1/29	3,132,090

		Total California	35,420,719

Colorado — 3.7%
1,000,000	NR	Beacon Point Metropolitan District, GO, Series A,
		6.250% due 12/1/35	1,042,210
		Colorado Educational & Cultural Facilities Authority Revenue:
		Charter School:
1,370,000	AAA	Peak to Peak Project, Call 8/15/11 @100, 7.500% due
		8/15/21 (c)	1,545,620
1,500,000	BBB-	Refunding, Jefferson Project, Series A, 6.000% due 6/15/33	1,515,825
2,500,000	AAA	Refunding, University of Denver Project, Series B, FGIC-Insured,
		5.250% due 3/1/23	2,699,025
1,000,000	A3(d)	Colorado Health Facilities Authority Revenue, Parkview Medical
		Center Project, 6.600% due 9/1/25	1,084,430
1,000,000	NR	High Plains, CO, Metropolitan District, Series A, 6.250% due 12/1/35	1,049,600
10,000,000	AAA	Northwest Parkway Public Highway Authority Revenue, Capital
		Appreciation, Senior Bonds, Series B, AMBAC-Insured, zero coupon
		bond to yield 6.290% due 6/15/31 (e)	2,353,000
1,000,000	NR	Southlands, CO, Metropolitan District Number 1, GO,
		7.125% due 12/1/34	1,081,760

		Total Colorado	12,371,470

Connecticut — 1.3%
4,000,000	NR	Connecticut State Development Authority, IDR, AFCO Cargo LLC
		Project, 8.000% due 4/1/30 (b)	4,341,800

District of Columbia — 0.3%
1,000,000	AAA	District of Columbia COP, District Public Safety & Emergency,
		AMBAC-Insured, 5.500% due 1/1/19	1,074,110

Florida — 6.4%
1,000,000	NR	Bonnet Creek Resort Community Development District, Special
		Assessment, 7.500% due 5/1/34	1,091,170
3,000,000	NR	Capital Projects Finance Authority, FL, Continuing Care Retirement
		Glenridge on Palmer Ranch, Series A, 8.000% due 6/1/32	3,339,840
See Notes to Financial Statements.

10	Legg Mason Partners Municipal High Income Fund 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Florida — 6.4% (continued)
$2,335,000	AAA	Florida Municipal Loan Council, Series A, MBIA-Insured, 5.000%
		due 2/1/25	$2,419,994
1,000,000	NR	Hillsborough County, FL, IDA Revenue, National Gypsum Convention,
		Series A, 7.125% due 4/1/30 (b)	1,089,750
2,000,000	AAA	Miami-Dade County, FL, Solid Waste Systems Revenue, MBIA-Insured,
		5.000% due 10/1/18	2,103,420
2,000,000	NR	Orange County, FL, Health Facilities Authority Revenue, First Mortgage,
		GF, Orlando Inc. Project, 9.000% due 7/1/31	2,205,740
1,000,000	Aa3(d)	Pinellas County, FL, Health Facilities Authority Revenue, Baycare
		Health System, Call 5/15/13 @ 100, 5.500% due 11/15/33 (c)	1,089,520
2,500,000	NR	Reunion East Community Development District, Special Assessment,
		Series A, 7.375% due 5/1/33	2,746,225
		University of Central Florida:
1,000,000	AAA	Athletics Association Inc. COP, Series 2005-A, FGIC-Insured,
		5.000% due 10/1/35	1,023,560
1,485,000	AAA	COP, Series A, FGIC-Insured, 5.000% due 10/1/25	1,527,783
2,970,000	NR	Waterlefe, FL, Community Development District, Golf Course Revenue,
		8.125% due 10/1/25	2,984,434

		Total Florida	21,621,436

Georgia — 3.4%
6,000,000	NR	Atlanta, GA, Tax Allocation, Atlantic Station Project, 7.900% due
		12/1/24 (e)	6,616,860
1,000,000	AAA	Atlanta, GA, Water & Wastewater Revenue, FSA-Insured,
		5.000% due 11/1/34	1,028,500
1,500,000	BBB+(f)	Gainesville & Hall County, GA, Development Authority Revenue, Senior
		Living Facilities, Lanier Village Estates, Series C, 7.250% due 11/15/29	1,633,065
2,000,000	NR	Savannah, GA, EDA Revenue, College of Arts & Design Inc. Project,
		Call 10/1/09 @ 102, 6.900% due 10/1/29 (c)	2,206,400

		Total Georgia	11,484,825

Idaho — 0.7%
2,345,000	AA	Idaho Health Facilities Authority Revenue, Portneuf Medical Center
		Project, Series A, Radian-Insured, 5.250% due 9/1/24	2,435,095

Illinois — 2.8%
115,000	AA	Chicago, IL, Metropolitan HDC, Mortgage Revenue, Section 8, Series A,
		FHA-Insured, 6.700% due 7/1/12	115,383
2,000,000	AAA	Chicago, IL, O’Hare International Airport, General Airport Revenue,
		Third Lien, Series 2003-A-2, 5.750% due 1/1/21 (b)	2,167,780
		Illinois DFA:
2,000,000	BBB	Chicago Charter School Foundation Project, Series A,
		6.250% due 12/1/32	2,082,320
3,250,000	Ba1(d)	Citgo Petroleum Corp. Project, 8.000% due 6/1/32 (b)	3,663,855
1,500,000	A	Illinois Health Facilities Authority Revenue, Passavant Memorial Area
		Hospital, 6.000% due 10/1/24	1,604,535

		Total Illinois	9,633,873

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2006 Annual Report	11

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Indiana — 1.0%
$2,000,000	Baa1(d)	Indiana Health Facilities Financing Authority, Hospital Revenue,
		Riverview Hospital Project, 6.125% due 8/1/31	$2,108,520
1,400,000	A-	Vanderburgh County, IN, Redevelopment Commission, Redevelopment
		District Tax Increment, 5.250% due 2/1/31	1,439,466

		Total Indiana	3,547,986

Kansas — 0.6%
2,000,000	BBB-(f)	Overland Park, KS, Development Corp. Revenue, First Tier, Series A,
		7.375% due 1/1/32	2,146,920

Louisiana — 1.1%
1,000,000	NR	Epps, LA, COP, 8.000% due 6/1/18	1,026,510
2,450,000	A	Louisiana Local Government Environmental Facilities, CDA Revenue,
		Capital Project & Equipment Acquisition Program, ACA-Insured,
		6.550% due 9/1/25	2,690,173

		Total Louisiana	3,716,683

Maryland — 1.8%
1,000,000	NR	Maryland Industrial Development Financing Authority Economic
		Development Revenue, Our Lady of Good Counsel School,
		Series 2005-A, 6.000% due 5/1/35	1,060,590
3,500,000	NR	Maryland State Economic Development Corp. Revenue, Chesapeake
		Bay, Series A, 7.730% due 12/1/27	3,763,235
1,100,000	NR	Maryland State Health & Higher EFA Revenue, Edenwald, Series A,
		5.400% due 1/1/37	1,109,526
2,500,000	Ca(d)	Prince Georges County, MD, Hospital, Greater Southeast Health Care
		System, 6.375% due 1/1/23 (a)(g)	0

		Total Maryland	5,933,351

Massachusetts — 2.1%
1,415,000	NR	Boston, MA, Industrial Development Financing Authority Revenue,
		Roundhouse Hospitality LLC Project, 7.875% due 3/1/25 (b)	1,418,325
3,000,000	NR	Massachusetts State DFA Revenue, Briarwood, Series B, Call 12/1/10
		@ 101, 8.250% due 12/1/30 (c)	3,537,570
2,000,000	BBB	Massachusetts State HEFA Revenue, Caritas Christi Obligation,
		Series B, 6.750% due 7/1/16	2,219,100
2,345,000	NR	Massachusetts State IFA Revenue, Bradford College,
		5.625% due 11/1/28 (a)(h)	46,900

		Total Massachusetts	7,221,895

Michigan — 3.0%
		Allen Academy, MI, COP:
2,500,000	NR	8.000% due 6/1/33	2,532,625
1,000,000	NR	Series A, 8.000% due 6/1/33	1,013,050

See Notes to Financial Statements.

12	Legg Mason Partners Municipal High Income Fund 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Michigan — 3.0% (continued)
		Cesar Chavez Academy, COP:
$1,635,000	BBB-	7.250% due 2/1/33	$1,710,177
1,600,000	BBB-	8.000% due 2/1/33 (i)	1,809,376
2,985,000	NR	Wenonah Park Properties, Inc. Revenue, Michigan Bay City Hotel,
		7.875% due 4/1/22	2,956,762

		Total Michigan	10,021,990

Minnesota — 0.6%
1,715,000	NR	Sartell, MN, Health Care & Housing Facilities Revenue, Foundation
		for Health Care Project, Series A, 8.000% due 9/1/30	1,884,957

Montana — 1.0%
3,440,000	NR	Montana State Board of Investment, Resource Recovery Revenue,
		Yellowstone Energy LP Project, 7.000% due 12/31/19 (b)	3,427,891

New Hampshire — 1.1%
		New Hampshire HEFA Revenue:
2,000,000	A	Covenant Health System, 5.500% due 7/1/34	2,080,480
1,500,000	BBB-	New Hampshire College, Call 1/1/11 @ 101, 7.500% due 1/1/31 (c)	1,726,845

		Total New Hampshire	3,807,325

New Jersey — 7.1%
3,390,000	AAA	Casino Reinvestment Development Authority Revenue, Series A,
		MBIA-Insured, 5.250% due 6/1/20	3,621,707
3,750,000	NR	New Jersey EDA, Retirement Community Revenue, SeaBrook
		Village Inc., Series A, 8.250% due 11/15/30	4,157,437
		New Jersey Health Care Facilities Financing Authority Revenue:
2,800,000	BBB	Holy Name Hospital, 5.000% due 7/1/36	2,808,568
5,000,000	BBB-	Trinitas Hospital Obligation Group, 7.500% due 7/1/30	5,494,950
		Tobacco Settlement Financing Corp.:
5,000,000	BBB	6.750% due 6/1/39	5,576,900
2,000,000	BBB	7.000% due 6/1/41	2,272,100

		Total New Jersey	23,931,662

New Mexico — 1.4%
3,000,000	NR	Otero County, NM, Jail Project Revenue, 7.500% due 12/1/24	3,114,930
1,500,000	A+	Sandoval County, NM, Incentive Payment Revenue, Refunding,
		5.000% due 6/1/20	1,558,485

		Total New Mexico	4,673,415

New York — 6.4%
1,000,000	NR	Brookhaven, NY, IDA Civic Facilities Revenue, Memorial Hospital
		Medical Center Inc., Series A, 8.250% due 11/15/30	1,075,570
1,000,000	Aaa(d)	Herkimer County, NY, IDA, Folts Adult Home, Series A, FHA-Insured,
		GNMA-Collateralized, 5.500% due 3/20/40	1,079,890
1,000,000	NR	Monroe County, NY, IDA, Civic Facilities Revenue, Woodland Village
		Project, Call 11/15/10 @ 102, 8.550% due 11/15/32 (c)	1,109,640

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2006 Annual Report	13

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

New York — 6.4% (continued)
		New York City, NY, IDA, Civic Facilities Revenue:
$2,620,000	NR	Amboy Properties Corp. Project, 6.750% due 6/1/20	$2,645,493
1,170,000	NR	Community Hospital Brooklyn, 6.875% due 11/1/10	1,198,665
1,860,000	NR	Special Needs Facilities Pooled Program, Series A-1,
		Call 7/1/10 @ 102, 8.125% due 7/1/19 (c)	1,989,716
1,500,000	AAA	New York City, NY, Municipal Water Finance Authority, Water & Sewer
		System Revenue, Series C, MBIA-Insured, 5.000% due 6/15/27	1,562,055
		New York State Dormitory Authority Revenue:
4,000,000	AA+	Cornell University, Series A, 5.000% due 7/1/21	4,223,880
2,500,000	AAA	Mental Health Services Facilities Improvement, Series B,
		AMBAC-Insured, 5.000% due 2/15/35	2,584,150
1,170,000	AA-	New York State, COP, Hanson Redevelopment Project,
		8.375% due 5/1/08	1,224,358
2,000,000	NR	Onondaga County, NY, IDA, Solid Waste Disposal Facilities Revenue,
		Solvay Paperboard LLC Project, 7.000% due 11/1/30 (b)	2,089,080
1,000,000	BBB-	Suffolk County, NY, Industrial Development Agency, Continuing Care
		Retirement Revenue, Refunding, Jeffersons Ferry Project,
		5.000% due 11/1/28	1,006,380

		Total New York	21,788,877

North Carolina — 2.2%
1,910,000	NR	North Carolina Medical Care Community, Health Care Facilities
		Revenue, First Mortgage, DePaul Community Facilities Project,
		7.625% due 11/1/29	2,000,649
5,000,000	AAA	North Carolina Municipal Power Agency No. 1, Catawba Electricity
		Revenue, Series B, MBIA-Insured, 5.250% due 1/1/18	5,309,550

		Total North Carolina	7,310,199

Ohio — 1.9%
		Cleveland-Cuyahoga County, OH, Port Authority Revenue,
		Senior Housing St Clarence, Series A:
500,000	NR	6.125% due 5/1/26	501,930
1,000,000	NR	6.250% due 5/1/38	1,004,140
2,500,000	BBB	Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project,
		7.500% due 1/1/30	2,781,400
2,000,000	A-	Miami County, OH, Hospital Facilities Revenue, Refunding And
		Improvement Upper Valley Medical Center, 5.250% due 5/15/26	2,069,460

		Total Ohio	6,356,930

Oklahoma — 0.8%
500,000	AAA	Oklahoma HFA, Single-Family Mortgage, Series B, GNMA-Collateralized,
		7.997% due 8/1/18 (b)	540,355
2,200,000	B	Tulsa, OK, Municipal Airport Revenue, American Airlines,
		7.350% due 12/1/11	2,214,058

		Total Oklahoma	2,754,413

See Notes to Financial Statements.

14	Legg Mason Partners Municipal High Income Fund 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Oregon — 0.3%
$1,000,000	BBB	Klamath Falls, OR, Inter Community Hospital Authority Revenue,
		Refunding Bonds, Merle West Medical Center Project,
		6.250% due 9/1/31	$1,070,010

Pennsylvania — 6.8%
		Cumberland County, PA, Municipal Authority Retirement Community
		Revenue, Wesley Affiliate Services Inc. Project, Series A:
280,000	NR	7.250% due 1/1/35	299,989
720,000	NR	Call 1/1/13 @ 101, 7.250% due 1/1/35 (c)	857,628
5,000,000	NR	Dauphin County, PA, General Authority Revenue, Office & Packaging,
		6.000% due 1/1/25	4,496,100
1,000,000	BBB	Hazleton, PA, Health Services Authority, Hospital Revenue,
		St. Joseph’s Medical Center, 6.200% due 7/1/26	1,009,900
1,000,000	BBB	Lebanon County, PA, Health Facilities Authority Revenue, Good
		Samaritan Hospital Project, 6.000% due 11/15/35	1,065,610
3,500,000	NR	Lehigh County, PA, General Purpose Authority Revenue, First Mortgage
		Bible Fellowship Church Home Inc., 7.750% due 11/1/33	3,780,735
		Montgomery County, PA, Higher Education & Health Authority
		Revenue, Temple Continuing Care Center:
6,000,000	NR	6.625% due 7/1/19 (a)	300,000
5,000,000	NR	6.750% due 7/1/29 (a)	250,000
980,000	NR	Northumberland County, PA, IDA Facilities Revenue, NHS Youth
		Services Inc. Project, Series A, 7.500% due 2/15/29	1,026,021
		Pennsylvania Economic Development Financing Authority:
3,000,000	B2(d)	Exempt Facilities Revenue, Reliant Energy Seward, Series A,
		6.750% due 12/1/36	3,220,800
1,000,000	BBB	Solid Waste Disposal Revenue, Waste Management Inc. Project,
		5.100% due 10/1/27	1,004,160
1,000,000	AAA	Philadelphia, PA, Redevelopment Authority Revenue, Neighborhood
		Transformation, Series C, FGIC-Insured, 5.000% due 4/15/30	1,032,690
4,000,000	NR	Westmoreland County, PA, IDA Revenue, Health Care Facilities,
		Redstone Highlands Health, Series B, Call 11/15/10 @ 101,
		8.125% due 11/15/30 (c)	4,673,560

		Total Pennsylvania	23,017,193

Rhode Island — 0.3%
1,000,000	NR	Central Falls, RI, Detention Facility Corp., Detention Facilities Revenue
		Refunding, Series 2005, 7.250% due 7/15/35	1,098,080

South Carolina — 1.8%
2,000,000	AA	Newberry County, SC, Special Source Revenue, Refunding J.F. Hawkins
		Nursing Home, Radian-Insured, 5.000% due 3/1/30	2,030,580
2,000,000	BBB	Richland County, SC, Environmental Improvement Revenue,
		International Paper Co. Project, 6.100% due 4/1/23 (b)	2,131,720
2,000,000	AAA	South Carolina State Public Service Authority Revenue, Santee Cooper,
		Series A, 5.000% due 1/1/36	2,062,020

		Total South Carolina	6,224,320

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2006 Annual Report	15

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Tennessee — 0.8%
$1,500,000	A+	Clarksville, TN, Natural Gas Acquisition Corp. Gas Revenue,
		5.000% due 12/15/21	$1,577,355
1,000,000	NR	Shelby County, TN, Health Educational & Housing Facilities Board
		Revenue, Trezevant Manor Project, Series A, 5.750% due 9/1/37	1,001,840

		Total Tennessee	2,579,195

Texas — 13.9%
7,160,000	CCC+	Alliance Airport Authority, Special Facilities Revenue, American
		Airlines Inc. Project, 7.500% due 12/1/29 (b)(e)	7,198,592
5,135,000	NR	Austin-Bergstrom, TX, Landhost Enterprises Inc., Airport Hotel,
		Senior Series A, 6.750% due 4/1/27 (a)(k)	3,934,129
2,780,000	NR	Bexar County, TX, Housing Financial Corp., MFH Revenue,
		Continental Lady Ester, Series A, 6.875% due 6/1/29	2,646,310
1,790,000	BBB-	Brazos River Authority, PCR, TXU Energy Co. LLC Project, Series C,
		6.750% due 10/1/38 (b)	1,981,065
1,000,000	A-	Brazos River, TX, Harbor Navigation District, Brazoria County
		Environmental, Dow Chemical Co. Project, Series A-7,
		6.625% due 5/15/33 (b)	1,107,260
1,665,000	CCC+	Dallas-Fort Worth, TX, International Airport Facilities Improvement
		Corp. Revenue, American Airlines Inc., Guarantee Agreement,
		6.375% due 5/1/35 (b)	1,637,861
520,000	NR	Denton County, TX, Reclamation Road District, 8.500% due 6/1/16	523,125
1,400,000	BBB	Garza County, TX Public Facility Corp., 5.500% due 10/1/19	1,447,600
3,000,000	BBB-	Gulf Coast of Texas, IDA, Solid Waste Disposal Revenue, CITGO
		Petroleum Corp. Project, 7.500% due 10/1/12 (b)(j)	3,357,660
6,645,000	B-	Houston, TX, Airport Systems Revenue, Special Facilities, Continental
		Airlines Inc. Project, Series C, 6.125% due 7/15/27 (b)(e)	6,647,459
		Midlothian, TX, Development Authority, Tax Increment
		Contract Revenue:
3,000,000	NR	7.875% due 11/15/26	3,291,480
2,500,000	NR	6.200% due 11/15/29	2,508,425
3,000,000	AAA	North Texas Tollway Authority, Dallas North Tollway Systems Revenue,
		Series A, FSA-Insured, 5.000% due 1/1/35	3,078,600
1,995,000	B	Port Corpus Christi, TX, Celanese Project, Series A, 6.450% due 11/1/30	2,165,193
1,100,000	NR	Tarrant County, TX, Cultural Education Facilities Finance Corp.,
		Retirement Facility Revenue, Northwest Senior Housing
		Edgemere Project, Series A, 5.750% due 11/15/12	1,151,161
		Willacy County, TX, PFC Project Revenue:
1,190,000	NR	County Jail, 7.500% due 11/1/25	1,200,424
3,000,000	NR	Series A-1, 8.250% due 12/1/23	3,093,960

		Total Texas	46,970,304

See Notes to Financial Statements.

16	Legg Mason Partners Municipal High Income Fund 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Virginia — 2.3%
$1,330,000	NR	Alexandria, VA, Redevelopment & Housing Authority, MFH Revenue,
		Parkwood Court Apartments Project, Series C, 8.125% due 4/1/30	$1,393,361
1,000,000	NR	Broad Street CDA Revenue, 7.500% due 6/1/33	1,087,450
		Virginia Beach, VA, Development Authority MFH Revenue,
		Residential Rental:
2,455,000	NR	Hampton Project, 7.500% due 10/1/39 (b)	2,595,892
2,455,000	NR	Mayfair Project, 7.500% due 10/1/39 (b)	2,575,050

		Total Virginia	7,651,753

Wisconsin — 0.8%
		Wisconsin State HEFA Revenue:
1,000,000	BBB+	Aurora Health Care, 6.400% due 4/15/33	1,099,670
1,500,000	BBB+	Marshfield Clinic, Series B, 6.000% due 2/15/25	1,591,020

		Total Wisconsin	2,690,690

		TOTAL INVESTMENTS BEFORE SHORT-TERM
		INVESTMENTS (Cost — $318,350,392)	324,020,834

SHORT-TERM INVESTMENTS (l) — 2.8%
California — 0.2%
700,000	A-1+	California Infrastructure & Economic Development Bank Industrial
		Revenue, Rand Corp., Series B, AMBAC-Insured, SPA-JPMorgan
		Chase, 3.560%, 8/1/06	700,000

Colorado — 0.2%
585,000	VMIG1(d)	Colorado Educational & Cultural Facilities Authority Revenue,
		National Jewish Federal Bond Program, LOC-Bank of America,
		3.680%, 8/1/06	585,000

Georgia — 0.3%
400,000	A-1+	Atlanta, GA, Water & Wastewater Revenue, Series C, FSA-Insured,
		SPA-Dexia Credit Local, 3.680%, 8/1/06	400,000
500,000	A-1+	Monroe County, GA, Development Authority, PCR, Oglethorpe
		Power Corp. Project, AMBAC-Insured, SPA-JPMorgan Chase,
		3.690%, 8/1/06	500,000

		Total Georgia	900,000

Illinois — 0.1%
400,000	A-1+	Illinois Health Facilities Authority, Order of Saint Francis Healthcare
		Systems, LOC-Fifth Third Bank, 3.680%, 8/1/06	400,000

Missouri — 0.2%
700,000	A-1+	Missouri State HEFA, Washington University, Series B, SPA-JPMorgan
		Chase, 3.680%, 8/1/06	700,000

Pennsylvania — 0.1%
300,000	A-1+	Philadelphia, PA, Hospitals & Higher EFA, Hospital Revenue, Children’s
		Hospital Project, Series A, SPA-JPMorgan Chase, 3.660%, 8/1/06	300,000

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2006 Annual Report	17

Schedule of Investments (July 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Texas — 1.5%
$295,000	A-1+	Bell County, TX, Health Facilities Development Corp. Revenue, Scott
		& White Memorial Hospital, Series B-2, MBIA-Insured,
		SPA-JPMorgan Chase, 3.680%, 8/1/06	$295,000
2,545,000	A-1+	Harris County, TX, Health Facilities Development Corp. Revenue, St.
		Luke’s Episcopal Hospital, Series B, SPA-Northern Trust, Bayerische
		Landesbank, Bank of America, JPMorgan Chase, 3.680%, 8/1/06	2,545,000
700,000	A-1+	Harris County, TX, Health Facilities Development Corp. Special
		Facilities Revenue, Refunding, Texas Medical Center Projects,
		MBIA-Insured, SPA- JPMorgan Chase, 3.680%, 8/1/06	700,000
1,465,000	A-1+	Texas Water Development Board Revenue, Refunding, State Revolving
		Fund, SPA-JPMorgan Chase, 3.670%, 8/1/06	1,465,000

		Total Texas	5,005,000

Utah — 0.2%
700,000	A-1+	County of Weber, UT, Hospital Revenue, IHC Health Services, Series C,
		SPA-Landesbank Hessen-Thuringen, 3.680%, 8/1/06	700,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $9,290,000)	9,290,000

		TOTAL INVESTMENTS — 98.6% (Cost — $327,640,392#)	333,310,834
		Other Assets in Excess of Liabilities — 1.4%	4,895,270

		TOTAL NET ASSETS — 100.0%	$338,206,104

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.
(a)	Security is currently in default.
(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(c)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(d)	Rating by Moody’s Investors Service. All ratings are unaudited.
(e)	All or a portion of this security is segregated for open futures contracts.
(f)	Rating by Fitch Ratings Service. All ratings are unaudited.
(g)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
(h)	Illiquid security.
(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(j)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2006.
(k)	Effective October 1, 2004, the manager elected to receive a portion of the coupon payment
(l)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is $327,488,695.
See pages 20 and 21 for definitions of ratings.
See Notes to Financial Statements.

18	Legg Mason Partners Municipal High Income Fund 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)
Abbreviations used in this schedule:
ACA	– American Capital Assurance
AMBAC	– Ambac Assurance Corporation
CDA	– Community Development Authority
COP	– Certificate of Participation
DFA	– Development Finance Agency
EDA	– Economic Development Authority
EFA	– Educational Facilities Authority
FGIC	– Financial Guaranty Insurance Company
FHA	– Federal Housing Administration
FSA	– Financial Security Assurance
GNMA	– Government National Mortgage Association
GO	– General Obligation
HDC	– Housing Development Corporation
HEFA	– Health & Educational Facilities Authority
HFA	– Housing Finance Authority
IBC	– Insured Bond Certificates
IDA	– Industrial Development Authority
IDR	– Industrial Development Revenue
IFA	– Industrial Finance Agency
LOC	– Letter of Credit
MBIA	– Municipal Bond Investors Assurance Corporation
MFH	– Multi-Family Housing
PCR	– Pollution Control Revenue
PFC	– Public Facilities Corporation
Radian	– Radian Assets Assurance
SPA	– Standby Bond Purchase Agreement
USD	– Unified School District

Summary of Investments by Industry *
Hospitals	15.5%
Miscellaneous	14.3
Pre-Refunded	10.3
Education	8.5
Industrial Development	8.2
Transportation	7.6
Life Care Systems	6.6
Utilities	4.4
Housing: Multi-Family	4.2
Tobacco	4.2
Pollution Control	4.0
General Obligation	3.4
Public Facilities	3.2
Tax Allocation	2.2
Other	3.4
100.0%
*	As a percentage of total investments. Please note that Fund holdings are as of July 31, 2006 and are subject to change.

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2006 Annual Report	19

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although it is some what more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB” “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainly of position characterizes bonds in this class.

B	—

Bonds that are rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

20	Legg Mason Partners Municipal High Income Fund 2006 Annual Report

Bond Ratings (unaudited) (continued)

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Legg Mason Partners Municipal High Income Fund 2006 Annual Report	21

Statement of Assets and Liabilities (July 31, 2006)
ASSETS:
Investments, at value (Cost — $327,640,392)	$333,310,834
Cash	21,359
Interest receivable	4,438,360
Receivable for Fund shares sold	1,764,927
Receivable for securities sold	45,007
Prepaid expenses	13,262
Total Assets	339,593,749
LIABILITIES:
Distributions payable	750,259
Payable for Fund shares repurchased	295,710
Investment management fee payable	156,459
Deferred compensation payable	28,340
Distribution fees payable	25,783
Trustees’ fees payable	894
Accrued expenses	130,200
Total Liabilities	1,387,645
Total Net Assets	$338,206,104
NET ASSETS:
Par value (Note 6)	$22,729
Paid-in capital in excess of par value	398,372,604
Undistributed net investment income	813,376
Accumulated net realized loss on investments and futures contracts	(66,376,495)
Net unrealized appreciation on investments and futures contracts	5,373,890
Total Net Assets	$338,206,104
Shares Outstanding:
Class A	18,108,879
Class B	2,948,151
Class C	1,671,844
Net Asset Value:
Class A (and redemption price)	$14.88
Class B*	$14.89
Class C*	$14.87
Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.00%)	$15.50
*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

22	Legg Mason Partners Municipal High Income Fund 2006 Annual Report

Statement of Operations (For the year ended July 31, 2006)
INVESTMENT INCOME:
Interest	$21,645,293
EXPENSES:
Investment management fee (Note 2)	1,766,563
Distribution fees (Notes 2 and 4)	868,884
Legal fees	298,732
Administration fees (Note 2)	115,336
Transfer agent fees (Notes 2 and 4)	98,422
Shareholder reports (Note 4)	55,886
Registration fees	53,322
Audit and tax	40,127
Trustees’ fees (Note 2)	26,229
Custody fees	17,978
Insurance	10,353
Miscellaneous expenses	5,982
Total Expenses	3,357,814
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(33,490)
Net Expenses	3,324,324
Net Investment Income	18,320,969
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(3,835,698)
Futures contracts	8,910,214
Net Realized Gain	5,074,516
Change in Net Unrealized Appreciation/Depreciation From:
Investments	7,964,464
Futures contracts	(1,496,552)
Change in Net Unrealized Appreciation/Depreciation	6,467,912
Net Gain on Investments and Futures Contracts	11,542,428
Increase in Net Assets From Operations	$29,863,397

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2006 Annual Report	23

Statements of Changes in Net Assets (For the years ended July 31,)

	2006	2005

OPERATIONS:
Net investment income	$18,320,969	$20,548,739
Net realized gain (loss)	5,074,516	(44,972,103)
Change in net unrealized appreciation/depreciation	6,467,912	46,734,585
Payment by affiliate (Note 2)	—	200,000
Increase in Net Assets From Operations	29,863,397	22,511,221
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(17,227,527)	(22,460,755)
Decrease in Net Assets From Distributions to Shareholders	(17,227,527)	(22,460,755)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	34,919,997	28,451,035
Reinvestment of distributions	9,333,138	10,509,591
Cost of shares repurchased	(67,127,157)	(67,842,390)
Decrease in Net Assets From Fund Share Transactions	(22,874,022)	(28,881,764)
Decrease in Net Assets	(10,238,152)	(28,831,298)
NET ASSETS:
Beginning of year	348,444,256	377,275,554
End of year*	$338,206,104	$348,444,256
* Includes undistributed (overdistributed) net investment income of:	$813,376	$(258,386)

See Notes to Financial Statements.

24	Legg Mason Partners Municipal High Income Fund 2006 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class A Shares(1)	2006	2005		2004	2003	2002

Net Asset Value, Beginning of Year	$14.33	$14.33		$14.64	$15.40	$15.82
Income (Loss) From Operations:
Net investment income	0.81	0.83		0.94	1.01	1.02
Net realized and unrealized gain (loss)	0.50	0.08		(0.28)	(0.80)	(0.45)
Total Income From Operations	1.31	0.91		0.66	0.21	0.57
Less Distributions From:
Net investment income	(0.76)	(0.91)		(0.97)	(0.97)	(0.99)
Total Distributions	(0.76)	(0.91)		(0.97)	(0.97)	(0.99)
Net Asset Value, End of Year	$14.88	$14.33		$14.33	$14.64	$15.40
Total Return(2)	9.40%	6.56	%(3)	4.58%	1.45%	3.77%
Net Assets, End of Year (millions)	$269	$271		$293	$326	$371
Ratios to Average Net Assets:
Gross expenses	0.89%	0.93%		0.84%	0.85%	0.84%
Net expenses	0.88 (4)	0.91	(4)	0.84	0.85	0.84
Net investment income	5.55	5.83		6.41	6.72	6.56
Portfolio Turnover Rate	13%	42%		21%	27%	24%
(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2006 Annual Report	25

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class B Shares(1)	2006	2005		2004	2003	2002

Net Asset Value, Beginning of Year	$14.34	$14.34		$14.65	$15.40	$15.82
Income (Loss) From Operations:
Net investment income	0.73	0.76		0.86	0.93	0.93
Net realized and unrealized gain (loss)	0.51	0.08		(0.28)	(0.78)	(0.43)
Total Income From Operations	1.24	0.84		0.58	0.15	0.50
Less Distributions From:
Net investment income	(0.69)	(0.84)		(0.89)	(0.90)	(0.92)
Total Distributions	(0.69)	(0.84)		(0.89)	(0.90)	(0.92)
Net Asset Value, End of Year	$14.89	$14.34		$14.34	$14.65	$15.40
Total Return(2)	8.86%	6.02	%(3)	4.04%	0.99%	3.26%
Net Assets, End of Year (millions)	$44	$51		$60	$76	$93
Ratios to Average Net Assets:
Gross expenses	1.40%	1.44%		1.35%	1.35%	1.35%
Net expenses	1.39 (4)	1.43	(4)	1.35	1.35	1.35
Net investment income	5.02	5.32		5.91	6.22	6.04
Portfolio Turnover Rate	13%	42%		21%	27%	24%
(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Legg Mason Partners Municipal High Income Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class C Shares(1)	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Year	$14.33	$14.32	$14.63	$15.39	$15.80
Income (Loss) From Operations:
Net investment income	0.73	0.75	0.86	0.92	0.94
Net realized and unrealized gain (loss)	0.49	0.09	(0.28)	(0.79)	(0.45)
Total Income From Operations	1.22	0.84	0.58	0.13	0.49
Less Distributions From:
Net investment income	(0.68)	(0.83)	(0.89)	(0.89)	(0.90)
Total Distributions	(0.68)	(0.83)	(0.89)	(0.89)	(0.90)
Net Asset Value, End of Year	$14.87	$14.33	$14.32	$14.63	$15.39
Total Return(2)	8.74%	6.03% (3)	4.00%	0.89%	3.24%
Net Assets, End of Year (millions)	$25	$26	$24	$25	$27
Ratios to Average Net Assets:
Gross expenses	1.45%	1.49%	1.40%	1.41%	1.38%
Net expenses	1.44 (4)	1.48 (4)	1.40	1.41	1.38
Net investment income	4.98	5.26	5.86	6.16	6.05
Portfolio Turnover Rate	13%	42%	21%	27%	24%
(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Municipal High Income Fund 2006 Annual Report	27

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Legg Mason Partners Municipal High Income Fund (formerly known as Smith Barney Municipal High Income Fund) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Income Funds (formerly known as Smith Barney Income Funds) (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts to hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates, as a substitute for buying or selling securities or as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

28	Legg Mason Partners Municipal High Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Credit and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss

(a)	$(21,680)	$21,680
(a)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

Legg Mason Partners Municipal High Income Fund 2006 Annual Report	29

Notes to Financial Statements (continued)

2. Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser and administrator, Smith Barney Fund Management LLC (“SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment advisory and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBFM, which became effective on December 1, 2005.

Prior to October 1, 2005, the Fund paid SBFM an advisory fee calculated at an annual rate of 0.40% of the Fund’s average daily net assets and an administration fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets.

Effective October 1, 2005, the administration fee was reduced to 0.15% of the Fund’s average daily net assets and the following breakpoints were applied to the total advisory and administration fee:

Average Daily Net Assets	Annual Rate

First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

Effective December 1, 2005, as a result of the termination of the administrative contract, this administration fee is no longer applicable.

Under the new investment management agreement which became effective December 1, 2005, the Fund paid SBFM an investment management fee calculated daily and payable monthly, at an annual rate of the Fund’s average daily net assets as shown in the table above.

During the year ended July 31, 2006, SBFM waived a portion of its fee in the amount of $7,375. In addition, during the year ended July 31, 2006, the Fund was reimbursed for expenses in the amount of $26,115.

During the year ended July 31, 2005, SBFM reimbursed the Fund in the amount of $200,000 for losses incurred resulting from an investment transaction error.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended July 31, 2006, the Fund paid transfer agent fees of $70,490 to CTB.

30	Legg Mason Partners Municipal High Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 4.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 0.50% the first year after purchase payment and thereafter 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended July 31, 2006, LMIS and CGM and its affiliates received sales charges of approximately $14,000 on sales of the Fund’s Class A shares. In addition, for the period ended July 31, 2006, CDSCs paid to LMIS and CGM and its affiliates were approximately:

	Class B	Class C

CDSCs	$20,000	$1,000

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the Trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2006, the Board of Trustees voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred. As of July 31, 2006, the Fund had accrued $28,340 as deferred compensation payable under the Plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Partners Municipal High Income Fund 2006 Annual Report	31

Notes to Financial Statements (continued)

3. Investments

During the year ended July 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$41,576,777
Sales	61,995,163

At July 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$22,727,109
Gross unrealized depreciation	(16,904,970)
Net unrealized appreciation	$5,822,139

At July 31, 2006, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury Bonds	210	9/06	$22,442,511	$22,739,063	$(296,552)

4. Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$399,903	$70,907	$43,466
Class B	302,301	17,460	9,345
Class C	166,680	10,055	3,075
Total	$868,884	$98,422	$55,886

32	Legg Mason Partners Municipal High Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

5. Distributions to Shareholders by Class

	Year Ended July 31, 2006	Year Ended July 31, 2006
Net investment income
Class A	$13,992,668	$17,755,606
Class B	2,193,988	3,291,206
Class C	1,110,871	1,413,943
Total	$17,227,527	$22,460,755

6. Shares of Beneficial Interest

At July 31, 2006, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2006		Year Ended July 31, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,002,272	$29,289,063	1,202,512	$17,205,197
Shares issued on reinvestment	545,069	7,947,884	618,722	8,835,482
Shares repurchased	(3,364,806)	(49,020,959)	(3,319,406)	(47,490,795)
Net Decrease	(817,465)	$(11,784,012)	(1,498,172)	$(21,450,116)
Class B
Shares sold	145,116	$2,127,089	327,545	$4,693,965
Shares issued on reinvestment	57,832	843,204	77,257	1,104,087
Shares repurchased	(838,634)	(12,195,806)	(1,038,610)	(14,863,274)
Net Decrease	(635,686)	$(9,225,513)	(633,808)	$(9,065,222)
Class C
Shares sold	238,410	$3,503,845	457,350	$6,551,873
Shares issued on reinvestment	37,206	542,050	39,927	570,022
Shares repurchased	(407,426)	(5,910,392)	(384,783)	(5,488,321)
Net Increase (Decrease)	(131,810)	$(1,864,497)	112,494	$1,633,574

Legg Mason Partners Municipal High Income Fund 2006 Annual Report	33

Notes to Financial Statements (continued)

7. Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date Payable Date	Class A	Class B	Class C

Daily
8/31/06	$0.070703	$0.070703	$0.063161

The tax character of distributions paid during the fiscal year ended July 31 was as follows:

	2006	2005

Distributions paid from:
Tax-Exempt Income	$16,900,982	$22,456,741
Ordinary Income	326,545	4,014
Total Taxable Distributions	326,545	4,014
Total Distributions Paid	$17,227,527	$22,460,755

As of July 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income—net	$842,603
Capital loss carryforward*	$(66,089,178)
Other book/tax temporary differences(a)	(468,241)
Net unrealized appreciation(b)	5,525,587
Total accumulated earnings (losses) — net	$(60,189,229)
*	The Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount

7/31/2009	$(1,032,167)
7/31/2010	(3,220,648)
7/31/2011	(3,834,151)
7/31/2012	(11,653,755)
7/31/2013	(25,925,282)
7/31/2014	(20,423,175)
$(66,089,178)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealizedlosseson certain futures contracts, the deferral post-October capital losses for tax purposes, and differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax accretion methods for market discount on fixed income securities.

34	Legg Mason Partners Municipal High Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

8. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a pro-

Legg Mason Partners Municipal High Income Fund 2006 Annual Report	35

Notes to Financial Statements (continued)

posal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*      *      *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and SBAM, which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain

36	Legg Mason Partners Municipal High Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the share-holders of the Funds in which none of the plaintiffs had invested (including Legg Mason Partners Municipal High Income Fund) and dismissing those Funds from the case(although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to replead as a derivative claim.

10. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund.

11. Subsequent Event

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”)became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee that it receives from the Fund.

Legg Mason Partners Municipal High Income Fund 2006 Annual Report	37

Notes to Financial Statements (continued)

The Fund’s Board also approved certain share class modifications which, among other things, will standardize share class features for all funds in the fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications are expected to be implemented during the fourth quarter of 2006.

The Fund’s Board also approved a number of other initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders will be asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

Proxy materials describing these matters are expected to be sent to shareholders later in2006. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

12. Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes - an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will beAugust1, 2007.At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

38	Legg Mason Partners Municipal High Income Fund 2006 Annual Report

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders
Legg Mason Partners Income Funds
(formerly Smith Barney Income Funds):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Municipal High Income Fund (formerly Smith Barney Municipal High Income Fund), a series of Legg Mason Partners Income Funds, as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining,on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July31, 2006, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Municipal High Income Fund,as of July 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2006

Legg Mason Partners Municipal High Income Fund 2006 Annual Report	39

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 22, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC and were entered into in connection with an internal reorganization of the Manager’s, the prior managers’ and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included

40	Legg Mason Partners Municipal High Income Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially

Legg Mason Partners Municipal High Income Fund	41

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

42	Legg Mason Partners Municipal High Income Fund

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Municipal High Income Fund (formerly known as Smith Barney Municipal High Income Fund) (“Fund”) are managed under the direction of the Board of Trustees of Legg Mason Partners Income Funds (formerly known as Smith Barney Income Funds) (“Trust”). Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Trustee	Since 1993	Retired; Former Director of Signet Group PLC	27	None

Jane F. Dasher Korsant Partners 283 Greenwich Avenue 3rd Floor Greenwich, CT 06830 Birth Year: 1949	Trustee	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Trustee	Since 1985	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Trustee	Since 1999	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Trustee	Since 1999	Investment Counselor	27	None

John P. Toolan 7202 Southeast Golf Ridge Way Hobe Sound, FL33455 Birth Year: 1930	Trustee	Since 1999	Retired	27	None

Legg Mason Partners Municipal High Income Fund	43

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Interested Trustees:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Execfutive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly Chairman, President and Chief Executive of Travelers Investment Advisers, Inc. (from 2002 to 2005)	169	Trustee Consulting Group Capital Markets Funds
Officers:
Robert J. Brault Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year:1965	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason;
Chief Financial Officer
and Treasurer of certain
mutual funds associated
with Legg Mason; Director
of Internal Control for
CAM U.S. Mutual Fund
Administration (from 2002
to 2004); Director of
Project Management &
Information Systems for
CAM U.S. Mutual Fund
Administration (from
2000 to 2002)

				N/A	N/A

44	Legg Mason Partners Municipal High Income Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Chief Compliance Officer
of LMPFA (since 2006);
Managing Director of
Compliance at Legg
Mason (2005-Present);
Chief Compliance Officer
with certain mutual funds
associated with Legg
Mason (since 2006);
Managing Director of
Compliance at Legg
Mason or its predecessor
(2002-2005); Prior to 2002,
Managing Director–
Internal Audit & Risk
Review at Citigroup, Inc.

				N/A	N/A
John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006

Vice President of Legg
Mason or its predecessor
(since 2004); Chief Anti-
Money Laundering
Compliance Officer with
certain mutual funds
associated with Legg
Mason (since 2006); Prior
to August 2004, Chief AML Compliance Officer
with TD Waterhouse

				N/A	N/A
Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and
General Counsel of
Global Mutual Funds for
Legg Mason and its
predecessors (since
1994); Secretary of
CFM (from 2001 to 2004);
Secretary and Chief Legal
Officer of certain mutual
funds associated with
Legg Mason (since 2003);
Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A
*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Municipal High Income Fund	45

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund from December 2005 through June 2006 qualify as tax-exempt interest dividends for Federal income tax purposes. 94.57% of the net investment income distributions paid from August 2005 through November 2005 qualify as a tax-exempt interest dividend for Federal income tax purposes. Additionally, 98.63% of the net investment income distribution paid in July 2006 qualifies as a tax-exempt interest dividend for Federal income tax purposes.

Please retain this information for your records.

46	Legg Mason Partners Municipal High Income Fund

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Legg Mason Partners Municipal High Income Fund

INVESTMENT MANAGER
TRUSTEES
Lee Abraham Jane F. Dasher R. Jay Gerken, CFA Chairman Richard E. Hanson, Jr. Paul Hardin Roderick C. Rasmussen John P. Toolan

Legg Mason Partners Fund

Advisor, LLC

SUBADVISER

Western Asset Management

     Company

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and

Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners

Municipal High Income Fund

The Fund is a separate investment fund of the Legg Mason Partners

Income Funds, a Massachusetts business trust.

LEGG MASON PARTNERS MUNICIPAL HIGH INCOME FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the

Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the

Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in

Washington, D.C., and information on the operation of the Public

Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call

1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available

(1) without charge, upon request, by calling 1-800-451-2010, (2) on the

Fund’s website at www.leggmason.com/InvestorServices and (3) on the

SEC's website at www.sec.gov. Proxy voting reports for the period ending

June 30, 2005 will continue to be listed under the Fund’s former Smith

Barney Income Funds – Smith Barney Municipal High Income Fund name.

This report is submitted for the

general information of the shareholders

of Legg Mason Partners

Municipal High Income Fund, but it

may also be used as sales literature

when preceded or accompanied by

the current prospectus.

This report must be preceded

or accompanied by a free

prospectus. Investors should

consider the fund’s investment

objectives, risks, charges and

expenses carefully before

investing. The prospectus contains

this and other important

information about the fund.

Please read the prospectus

carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor

Services, LLC

Member NASD, SIPC

FD0427 9/06                      SR06-134

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jane F. Dasher, the Chairperson of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2005 and July 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $215,000 in 2005 and $224,000 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Funds (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $19,500 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Funds

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Income Funds requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Funds, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Income Funds during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners Income Funds’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Funds or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Funds

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Legg Mason Partners Income Funds

Date:	October 6, 2006

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Legg Mason Partners Income Funds

Date:	October 6, 2006

By:	/s/ Robert J. Brault Robert J. Brault Chief Financial Officer of Legg Mason Partners Income Funds

Date:	October 6, 2006